                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'

================================================================================

------------------------------------------------------------------------------------------------------------------
Pool Summary                        COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
Fixed                                 106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Data as of Date: 2002-12-01
AVG UPB: $205,970.96
MIN UPB: $39,921.13
MAX UPB: $321,000.00
GROSS WAC: 6.5293468166%
MIN RATE: 5.625%
MAX RATE: 7.500%
NET WAC: 6.2293468166%
MIN NET RATE: 5.325%
MAX NET RATE: 7.200%
MIN ORIG LTV: 22.95%
MAX ORIG LTV: 95.00%
MIN ORIG TERM: 360
MAX ORIG TERM: 360
MIN WAM: 356
MAX WAM: 360
% SF/PUD: 90.13%
% FULL/ALT: 22.28%
% CASHOUT: 37.97%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 69.03%
% FICO > 679: 87.06%
% NO FICO: 0.00%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.81%
CALIFORNIA %: 34.67%
NORTH CA. %: 9.41%
SOUTH CA. %: 25.26%

-------------------------------------------------------------------------------------------------
Pool Summary                        MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
Fixed                                 7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Data as of Date: 2002-12-01
AVG UPB: $205,970.96
MIN UPB: $39,921.13
MAX UPB: $321,000.00
GROSS WAC: 6.5293468166%
MIN RATE: 5.625%
MAX RATE: 7.500%
NET WAC: 6.2293468166%
MIN NET RATE: 5.325%
MAX NET RATE: 7.200%
MIN ORIG LTV: 22.95%
MAX ORIG LTV: 95.00%
MIN ORIG TERM: 360
MAX ORIG TERM: 360
MIN WAM: 356
MAX WAM: 360
% SF/PUD: 90.13%
% FULL/ALT: 22.28%
% CASHOUT: 37.97%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 69.03%
% FICO > 679: 87.06%
% NO FICO: 0.00%
WA FICO: 718
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 3.81%
CALIFORNIA %: 34.67%
NORTH CA. %: 9.41%
SOUTH CA. %: 25.26%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

---------------------------------------------------------------------------------------------------------------------
Original Balance                    COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
$0.01 - $50,000.00                      1   $    39,921.13     0.18%  $ 39,921.13   7.250%    6.950%  0.300%    6.950%
$50,000.01 - $100,000.00                9       737,947.96     3.38     81,994.22   6.732     6.432   0.300     5.950
$100,000.01 - $150,000.00              18     2,208,486.23    10.12    122,693.68   6.786     6.486   0.300     5.700
$150,000.01 - $200,000.00              22     3,885,766.23    17.80    176,625.74   6.530     6.230   0.300     5.700
$200,000.01 - $250,000.00              21     4,693,600.00    21.50    223,504.76   6.493     6.193   0.300     5.450
$250,000.01 - $300,000.00              20     5,566,300.00    25.49    278,315.00   6.533     6.233   0.300     5.325
$300,000.01 - $350,000.00              15     4,700,900.00    21.53    313,393.33   6.403     6.103   0.300     5.325
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------
Minimum: $40,350.00
Maximum: $321,000.00
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Original Balance                    MAX NET     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
----------------------------------------------------------------------------------------------
$0.01 - $50,000.00                    6.950%  76.13%  95.00%    360   356     4   35.40%   738
$50,000.01 - $100,000.00              6.950   68.74   72.48     360   360     0   35.06    719
$100,000.01 - $150,000.00             7.075   67.19   74.21     360   359     1   30.84    713
$150,000.01 - $200,000.00             7.200   68.74   73.90     360   360     0   33.56    716
$200,000.01 - $250,000.00             6.700   70.10   74.17     360   360     0   33.48    734
$250,000.01 - $300,000.00             7.075   66.50   67.80     360   360     0   31.87    708
$300,000.01 - $350,000.00             6.825   72.05   77.81     360   360     0   30.35    715
----------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------
Minimum: $40,350.00
Maximum: $321,000.00
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Unpaid Balance                      COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
$1.01 - $250,000.00                    71   $11,565,721.55    52.97%  $162,897.49   6.579%    6.279%  0.300%    5.450%
$250,000.01 - $300,000.00              20     5,566,300.00    25.49    278,315.00   6.533     6.233   0.300     5.325
$300,000.01 - $350,000.00              15     4,700,900.00    21.53    313,393.33   6.403     6.103   0.300     5.325
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------
Minimum: $39,921.13
Maximum: $321,000.00
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Unpaid Balance                      MAX NET     LTV    CLTV   OTERM   WAM   AGE    DTI    FICO
----------------------------------------------------------------------------------------------
$1.01 - $250,000.00                   7.200%  69.02%  74.05%    360   360     0   33.11%   723
$250,000.01 - $300,000.00             7.075   66.50   67.80     360   360     0   31.87    708
$300,000.01 - $350,000.00             6.825   72.05   77.81     360   360     0   30.35    715
----------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------
Minimum: $39,921.13
Maximum: $321,000.00
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Gross Rate                          COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
5.501% - 5.750%                         3   $   793,700.00     3.64%  264,567.   5.657%    5.357%  0.300%    5.325%
5.751% - 6.000%                        10     2,275,490.89    10.42   227,549.   5.989     5.689   0.300     5.575
6.001% - 6.250%                        15     3,252,300.00    14.90   216,820.   6.209     5.909   0.300     5.825
6.251% - 6.500%                        27     5,807,400.00    26.60   215,089.   6.447     6.147   0.300     6.075
6.501% - 6.750%                        22     4,866,073.63    22.29   221,185.   6.687     6.387   0.300     6.325
6.751% - 7.000%                        15     2,523,900.00    11.56   168,260.   6.909     6.609   0.300     6.575
7.001% - 7.250%                         7     1,084,981.69     4.97   154,997.   7.137     6.837   0.300     6.825
7.251% - 7.500%                         7     1,229,075.34     5.63   175,582.   7.391     7.091   0.300     7.075
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 7.500%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Gross Rate                          MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
5.501% - 5.750%                       5.450%  46.63%  46.63%    360   359.62     0   27.78%   762
5.751% - 6.000%                       5.700   54.38   57.76     360   359.74     0   32.55    722
6.001% - 6.250%                       5.950   70.37   75.13     360   360.00     0   31.41    726
6.251% - 6.500%                       6.200   69.38   71.58     360   359.73     0   31.26    718
6.501% - 6.750%                       6.450   70.85   76.34     360   359.60     0   33.00    714
6.751% - 7.000%                       6.700   77.37   84.37     360   359.95     0   33.31    719
7.001% - 7.250%                       6.950   73.54   80.15     360   358.73     1   33.61    692
7.251% - 7.500%                       7.200   77.07   81.15     360   359.49     1   34.22    693
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 5.625%
Maximum: 7.500%
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

------------------------------------------------------------------------------------------------------------------
Net Rate                            COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
5.251% - 5.500%                         3   $   793,700.00     3.64%  264,567.   5.657%    5.357%  0.300%    5.325%
5.501% - 5.750%                        10     2,275,490.89    10.42   227,549.   5.989     5.689   0.300     5.575
5.751% - 6.000%                        15     3,252,300.00    14.90   216,820.   6.209     5.909   0.300     5.825
6.001% - 6.250%                        27     5,807,400.00    26.60   215,089.   6.447     6.147   0.300     6.075
6.251% - 6.500%                        22     4,866,073.63    22.29   221,185.   6.687     6.387   0.300     6.325
6.501% - 6.750%                        15     2,523,900.00    11.56   168,260.   6.909     6.609   0.300     6.575
6.751% - 7.000%                         7     1,084,981.69     4.97   154,997.   7.137     6.837   0.300     6.825
7.001% - 7.250%                         7     1,229,075.34     5.63   175,582.   7.391     7.091   0.300     7.075
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 5.325%
Maximum: 7.200%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Net Rate                            MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
5.251% - 5.500%                       5.450%  46.63%  46.63%    360   359.62     0   27.78%   762
5.501% - 5.750%                       5.700   54.38   57.76     360   359.74     0   32.55    722
5.751% - 6.000%                       5.950   70.37   75.13     360   360.00     0   31.41    726
6.001% - 6.250%                       6.200   69.38   71.58     360   359.73     0   31.26    718
6.251% - 6.500%                       6.450   70.85   76.34     360   359.60     0   33.00    714
6.501% - 6.750%                       6.700   77.37   84.37     360   359.95     0   33.31    719
6.751% - 7.000%                       6.950   73.54   80.15     360   358.73     1   33.61    692
7.001% - 7.250%                       7.200   77.07   81.15     360   359.49     1   34.22    693
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 5.325%
Maximum: 7.200%
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Original Term to Maturity           COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
360 - 360                             106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Original Term to Maturity           MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
360 - 360                             7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Remaining Term to Stated Maturity   COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
301 - 359                              15   $ 2,850,671.55    13.06%  190,045.   6.563%    6.263%  0.300%    5.325%
360 - 360                              91    18,982,250.00    86.94   208,596.   6.524     6.224   0.300     5.325
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Remaining Term to Stated Maturity   MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
301 - 359                             7.200%  69.78%  71.85%    360   357.71     2   37.27%   698
360 - 360                             7.075   68.92   73.48     360   360.00     0   31.44    721
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 356
Maximum: 360
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Seasoning                           COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
<= 0                                   91   $18,982,250.00    86.94%  208,596.   6.524%    6.224%  0.300%    5.325%
1 - 1                                   4       928,700.00     4.25   232,175.   6.348     6.048   0.300     5.325
2 - 2                                   3       795,000.00     3.64   265,000.   6.451     6.151   0.300     6.075
3 - 3                                   2       488,990.89     2.24   244,495.   6.376     6.076   0.300     5.700
4 - 4                                   6       637,980.66     2.92   106,330.   7.158     6.858   0.300     6.450
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 4
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Seasoning                           MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
<= 0                                  7.075%  68.92%  73.48%    360   360.00     0   31.44%   721
1 - 1                                 6.700   51.05   51.05     360   359.00     1   35.41    719
2 - 2                                 6.200   82.27   83.27     360   358.00     2   39.28    660
3 - 3                                 6.325   79.21   79.21     360   357.00     3   40.61    713
4 - 4                                 7.200   74.28   82.25     360   356.00     4   34.92    701
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 0
Maximum: 4
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

------------------------------------------------------------------------------------------------------------------
DTI                                 COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
11.001% - 16.000%                       1   $   200,000.00     0.92%  200,000.   6.500%    6.200%  0.300%    6.200%
16.001% - 21.000%                       6     1,325,800.00     6.07   220,967.   6.426     6.126   0.300     5.700
21.001% - 26.000%                      19     3,924,987.92    17.98   206,578.   6.492     6.192   0.300     5.325
26.001% - 31.000%                      13     3,063,300.00    14.03   235,638.   6.540     6.240   0.300     5.575
31.001% - 36.000%                      32     5,948,894.76    27.25   185,903.   6.467     6.167   0.300     5.325
36.001% - 41.000%                      26     5,612,122.64    25.70   215,851.   6.621     6.321   0.300     5.700
41.001% - 46.000%                       7     1,227,316.23     5.62   175,331.   6.621     6.321   0.300     5.700
46.001% - 51.000%                       2       530,500.00     2.43   265,250.   6.531     6.231   0.300     6.075
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum:   16.00%
Maximum:   48.00%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
DTI                                 MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
11.001% - 16.000%                     6.200%  66.89%  66.89%    360   360.00     0   16.00%   725
16.001% - 21.000%                     6.325   68.60   71.93     360   360.00     0   19.85    746
21.001% - 26.000%                     7.075   61.50   68.72     360   359.83     0   23.53    720
26.001% - 31.000%                     7.075   72.20   77.52     360   359.79     0   28.16    709
31.001% - 36.000%                     7.075   66.49   70.77     360   359.83     0   33.88    733
36.001% - 41.000%                     7.075   72.49   74.92     360   359.64     0   38.26    704
41.001% - 46.000%                     7.200   72.47   75.96     360   358.74     1   43.60    703
46.001% - 51.000%                     6.450   92.30   92.30     360   358.83     1   47.30    690
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum:   16.00%
Maximum:   48.00%
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
FICO Scores                         COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
640 - 649                               3   $   605,250.00     2.77%  201,750.   6.665%    6.365%  0.300%    5.950%
650 - 659                               2       398,250.00     1.82   199,125.   6.778     6.478   0.300     6.450
660 - 669                               4       680,771.59     3.12   170,193.   6.907     6.607   0.300     6.200
670 - 679                               5     1,140,200.00     5.22   228,040.   6.499     6.199   0.300     5.700
680 - 689                              14     2,872,500.00    13.16   205,179.   6.642     6.342   0.300     5.950
690 - 699                              10     2,182,800.00    10.00   218,280.   6.516     6.216   0.300     5.700
700 - 709                              13     2,704,000.00    12.38   208,000.   6.521     6.221   0.300     5.700
710 - 719                               9     2,028,313.26     9.29   225,368.   6.640     6.340   0.300     5.950
720 - 729                              10     1,976,224.68     9.05   197,622.   6.734     6.434   0.300     5.575
730 - 739                               6     1,120,621.13     5.13   186,770.   6.479     6.179   0.300     5.825
740 - 749                               4       889,000.00     4.07   222,250.   6.369     6.069   0.300     5.450
750 - 759                               7     1,678,500.00     7.69   239,786.   6.170     5.870   0.300     5.325
760 - 769                               6       991,240.89     4.54   165,207.   6.330     6.030   0.300     5.700
770 - 779                               5       953,800.00     4.37   190,760.   6.571     6.271   0.300     5.950
780 - 789                               3       452,500.00     2.07   150,833.   5.903     5.603   0.300     5.325
790 - 799                               2       537,000.00     2.46   268,500.   6.653     6.353   0.300     6.200
800 - 809                               2       377,950.00     1.73   188,975.   6.456     6.156   0.300     5.950
810 - 819                               1       244,000.00     1.12   244,000.   6.125     5.825   0.300     5.825
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 642.
Maximum: 812.
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
FICO Scores                         MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
640 - 649                             7.075%  68.59%  73.67%    360   358.95     1   33.56%   644
650 - 659                             6.575   80.56   94.73     360   360.00     0   39.92    658
660 - 669                             6.950   81.23   82.41     360   358.34     2   34.27    663
670 - 679                             7.075   78.33   81.79     360   359.46     1   36.89    675
680 - 689                             7.075   70.00   71.96     360   359.62     0   33.76    684
690 - 699                             6.700   69.62   75.30     360   359.95     0   29.52    695
700 - 709                             7.075   67.64   68.90     360   360.00     0   33.83    704
710 - 719                             7.200   70.29   73.28     360   359.26     1   32.35    714
720 - 729                             7.075   69.34   75.79     360   359.80     0   30.38    725
730 - 739                             6.950   67.03   69.92     360   359.86     0   34.13    734
740 - 749                             6.575   64.76   71.82     360   360.00     0   29.69    745
750 - 759                             6.575   59.87   66.53     360   359.82     0   32.69    755
760 - 769                             6.450   64.39   67.79     360   359.41     1   31.62    766
770 - 779                             6.575   70.15   81.26     360   360.00     0   25.60    773
780 - 789                             6.200   47.39   47.39     360   360.00     0   27.25    782
790 - 799                             6.575   76.19   76.19     360   360.00     0   33.62    795
800 - 809                             6.325   70.20   81.21     360   360.00     0   24.93    806
810 - 819                             5.825   84.14   84.14     360   360.00     0   31.90    812
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 642.
Maximum: 812.
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

------------------------------------------------------------------------------------------------------------------
Loan To Value Ratio                 COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                         2   $   279,000.00     1.28%  139,500.   5.976%    5.676%  0.300%    5.575%
25.01% - 30.00%                         1       113,500.00     0.52   113,500.   6.375     6.075   0.300     6.075
40.01% - 45.00%                         5     1,267,900.00     5.81   253,580.   5.995     5.695   0.300     5.325
45.01% - 50.00%                         6     1,190,487.92     5.45   198,415.   6.309     6.009   0.300     5.700
50.01% - 55.00%                         6     1,254,700.00     5.75   209,117.   6.372     6.072   0.300     5.700
55.01% - 60.00%                         9     1,788,900.00     8.19   198,767.   6.382     6.082   0.300     5.450
60.01% - 65.00%                         5       644,800.00     2.95   128,960.   6.732     6.432   0.300     5.700
65.01% - 70.00%                        11     2,558,000.00    11.72   232,545.   6.445     6.145   0.300     5.700
70.01% - 75.00%                        16     3,627,497.96    16.61   226,719.   6.559     6.259   0.300     5.825
75.01% - 80.00%                        40     8,106,712.04    37.13   202,668.   6.725     6.425   0.300     5.700
80.01% - 85.00%                         1       244,000.00     1.12   244,000.   6.125     5.825   0.300     5.825
85.01% - 90.00%                         2       357,173.63     1.64   178,587.   6.750     6.450   0.300     6.450
90.01% - 95.00%                         2       400,250.00     1.83   200,125.   6.488     6.188   0.300     6.075
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 22.95
Maximum: 95.00
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Loan To Value Ratio                 MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
20.01% - 25.00%                       5.950%  23.05%  23.05%    360   360.00     0   28.06%   742
25.01% - 30.00%                       6.075   26.71   26.71     360   360.00     0   33.90    768
40.01% - 45.00%                       6.325   43.65   54.06     360   359.76     0   25.86    751
45.01% - 50.00%                       6.825   48.23   54.62     360   359.53     0   29.65    725
50.01% - 55.00%                       6.325   52.41   52.41     360   359.76     0   35.02    706
55.01% - 60.00%                       6.450   58.06   60.86     360   359.88     0   32.14    728
60.01% - 65.00%                       7.075   62.15   62.15     360   359.82     0   29.55    716
65.01% - 70.00%                       6.450   68.67   69.87     360   360.00     0   31.62    698
70.01% - 75.00%                       7.075   73.11   74.69     360   359.76     0   31.01    711
75.01% - 80.00%                       7.200   79.44   86.58     360   359.63     0   33.04    719
80.01% - 85.00%                       5.825   84.14   84.14     360   360.00     0   31.90    812
85.01% - 90.00%                       6.450   90.00   90.00     360   358.47     2   42.30    693
90.01% - 95.00%                       6.575   94.18   94.18     360   358.45     2   46.57    670
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Minimum: 22.95
Maximum: 95.00
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Current Loan To Value Ratio         COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
20.01% - 25.00%                         2   $   279,000.00     1.28%  139,500.   5.976%    5.676%  0.300%    5.575%
25.01% - 30.00%                         1       113,500.00     0.52   113,500.   6.375     6.075   0.300     6.075
40.01% - 45.00%                         5     1,267,900.00     5.81   253,580.   5.995     5.695   0.300     5.325
45.01% - 50.00%                         6     1,190,487.92     5.45   198,415.   6.309     6.009   0.300     5.700
50.01% - 55.00%                         6     1,254,700.00     5.75   209,117.   6.372     6.072   0.300     5.700
55.01% - 60.00%                         9     1,788,900.00     8.19   198,767.   6.382     6.082   0.300     5.450
60.01% - 65.00%                         5       644,800.00     2.95   128,960.   6.732     6.432   0.300     5.700
65.01% - 70.00%                        11     2,558,000.00    11.72   232,545.   6.445     6.145   0.300     5.700
70.01% - 75.00%                        16     3,627,497.96    16.61   226,719.   6.559     6.259   0.300     5.825
75.01% - 80.00%                        40     8,106,712.04    37.13   202,668.   6.725     6.425   0.300     5.700
80.01% - 85.00%                         1       244,000.00     1.12   244,000.   6.125     5.825   0.300     5.825
85.01% - 90.00%                         2       357,173.63     1.64   178,587.   6.750     6.450   0.300     6.450
90.01% - 95.00%                         2       400,250.00     1.83   200,125.   6.488     6.188   0.300     6.075
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Minimum: 22.95
Maximum: 100.00
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Current Loan To Value Ratio         MAX NET     LTV     CLTV   OTERM      WAM   AGE     DTI   FICO
--------------------------------------------------------------------------------------------------
20.01% - 25.00%                       5.950%  23.05%  23.05%   360     360.00     0   28.06%   742
25.01% - 30.00%                       6.075   26.71   26.71    360     360.00     0   33.90    768
40.01% - 45.00%                       6.325   43.65   54.06    360     359.76     0   25.86    751
45.01% - 50.00%                       6.825   48.23   54.62    360     359.53     0   29.65    725
50.01% - 55.00%                       6.325   52.41   52.41    360     359.76     0   35.02    706
55.01% - 60.00%                       6.450   58.06   60.86    360     359.88     0   32.14    728
60.01% - 65.00%                       7.075   62.15   62.15    360     359.82     0   29.55    716
65.01% - 70.00%                       6.450   68.67   69.87    360     360.00     0   31.62    698
70.01% - 75.00%                       7.075   73.11   74.69    360     359.76     0   31.01    711
75.01% - 80.00%                       7.200   79.44   86.58    360     359.63     0   33.04    719
80.01% - 85.00%                       5.825   84.14   84.14    360     360.00     0   31.90    812
85.01% - 90.00%                       6.450   90.00   90.00    360     358.47     2   42.30    693
90.01% - 95.00%                       6.575   94.18   94.18    360     358.45     2   46.57    670
--------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%   360     359.70     0   32.20%   718
--------------------------------------------------------------------------------------------------
Minimum: 22.95
Maximum: 100.00
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

---------------------------------------------------------------------------------------------------------------------
Geographic Concentration            COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
California                             32   $ 7,569,287.92    34.67%  $236,540.25   6.459%    6.159%  0.300%    5.325%
New York                               16     3,592,800.00    16.46    224,550.00   6.608     6.308   0.300     5.700
Florida                                10     1,432,242.74     6.56    143,224.27   6.613     6.313   0.300     5.700
Washington                              7     1,270,450.00     5.82    181,492.86   6.681     6.381   0.300     5.700
New Jersey                              5     1,127,500.00     5.16    225,500.00   6.364     6.064   0.300     5.825
North Carolina                          5       906,500.00     4.15    181,300.00   6.517     6.217   0.300     5.700
Massachusetts                           3       770,000.00     3.53    256,666.67   6.552     6.252   0.300     6.200
Illinois                                3       762,600.00     3.49    254,200.00   6.395     6.095   0.300     5.950
Oregon                                  4       639,100.00     2.93    159,775.00   6.695     6.395   0.300     5.950
Georgia                                 4       616,800.00     2.83    154,200.00   6.793     6.493   0.300     6.200
Utah                                    2       576,500.00     2.64    288,250.00   6.421     6.121   0.300     5.950
Colorado                                3       415,490.89     1.90    138,496.96   6.375     6.075   0.300     5.700
Maryland                                2       339,200.00     1.55    169,600.00   6.628     6.328   0.300     6.200
Nevada                                  2       326,450.00     1.50    163,225.00   6.976     6.676   0.300     6.325
Virginia                                1       316,000.00     1.45    316,000.00   6.250     5.950   0.300     5.950
Texas                                   1       310,000.00     1.42    310,000.00   6.375     6.075   0.300     6.075
Pennsylvania                            2       248,500.00     1.14    124,250.00   6.819     6.519   0.300     6.200
Michigan                                1       219,000.00     1.00    219,000.00   6.875     6.575   0.300     6.575
Connecticut                             1       204,000.00     0.93    204,000.00   5.875     5.575   0.300     5.575
South Carolina                          1       104,000.00     0.48    104,000.00   6.375     6.075   0.300     6.075
Arizona                                 1        86,500.00     0.40     86,500.00   7.000     6.700   0.300     6.700
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Geographic Concentration            MAX NET     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
----------------------------------------------------------------------------------------------
California                            7.075%  66.21%  71.88%    360   360     0   31.33%   722
New York                              7.075   65.51   65.51     360   360     0   33.84    706
Florida                               7.200   71.93   75.57     360   359     1   36.82    699
Washington                            7.075   76.84   85.17     360   360     0   32.71    740
New Jersey                            6.325   69.18   73.01     360   360     0   30.60    744
North Carolina                        6.825   68.27   80.17     360   360     0   32.73    702
Massachusetts                         6.325   63.33   63.33     360   360     0   20.64    734
Illinois                              6.200   74.75   78.64     360   359     1   32.54    708
Oregon                                7.075   77.88   87.07     360   360     0   31.28    721
Georgia                               6.700   76.15   86.40     360   360     0   28.72    706
Utah                                  6.325   73.59   73.59     360   360     0   29.14    697
Colorado                              6.575   72.81   72.81     360   359     1   38.96    754
Maryland                              6.575   80.00   83.42     360   360     0   31.69    759
Nevada                                7.075   72.04   72.04     360   360     0   41.08    668
Virginia                              5.950   71.82   71.82     360   360     0   27.70    687
Texas                                 6.075   93.94   93.94     360   358     2   46.80    674
Pennsylvania                          6.700   79.52   88.85     360   360     0   37.46    734
Michigan                              6.575   70.65   70.65     360   360     0   34.80    790
Connecticut                           5.575   23.08   23.08     360   360     0   26.10    726
South Carolina                        6.075   59.43   59.43     360   360     0   25.90    697
Arizona                               6.700   72.69   72.69     360   360     0   23.80    681
----------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
North-South CA                      COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
North CA                                8   $ 2,054,700.00     9.41%  256,838.   6.324%    6.024%  0.300%    5.325%
South CA                               24     5,514,587.92    25.26   229,774.   6.509     6.209   0.300     5.325
States Not CA                          74    14,263,633.63    65.33   192,752.   6.567     6.267   0.300     5.575
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
North-South CA                      MAX NET     LTV     CLTV   OTERM      WAM   AGE    DTI   FICO
-------------------------------------------------------------------------------------------------
North CA                              6.700%  64.38%   68.70%    360   359.51     0   30.96%   717
South CA                              7.075   66.89    73.07     360   359.78     0   31.46    724
States Not CA                         7.200   70.53    74.00     360   359.70     0   32.66    715
--------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%   73.27%    360   359.70     0   32.20%   718
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Zip Code Concentration              COUNT              UPB        %    % SF   % CO        AVG UPB     WAC   NET WAC    SFEE
---------------------------------------------------------------------------------------------------------------------------
11577                                   2   $   613,600.00     2.81%   0.00%   0.00%  $306,800.00   6.881%    6.581%  0.300
94954                                   1       321,000.00     1.47    0.00    0.00    321,000.00   6.125     5.825   0.300
01887                                   1       320,000.00     1.47    0.00    0.00    320,000.00   6.625     6.325   0.300
07843                                   1       320,000.00     1.47    0.00    0.00    320,000.00   6.375     6.075   0.300
92399                                   1       320,000.00     1.47    0.00    0.00    320,000.00   6.375     6.075   0.300
Other                                 100    19,938,321.55    91.32   18.44    0.00    199,383.22   6.528     6.228   0.300
---------------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  16.84%   0.00%  $205,970.96   6.529%    6.229%  0.300
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Zip Code Concentration              MIN NET   MIN NET   MAX NWAC     LTV    CLTV   OTERM   WAM   AGE     DTI
------------------------------------------------------------------------------------------------------------
11577                                 6.325%    6.325%     6.825%  65.96%  65.96%    360   360     0   32.60%
94954                                 5.825     5.825      5.825   74.22   88.09     360   360     0   26.60
01887                                 6.325     6.325      6.325   71.11   71.11     360   360     0   19.50
07843                                 6.075     6.075      6.075   80.00   80.00     360   360     0   37.40
92399                                 6.075     6.075      6.075   76.19   90.00     360   360     0   20.20
Other                                 5.325     5.325      7.200   68.72   72.91     360   360     0   32.59
------------------------------------------------------------------------------------------------------------
Total:                                5.325%    5.325%     7.200%  69.03%  73.27%    360   360     0   32.20%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

----------------------------------------------------------------------------------------------------------------------
Loan Purpose                        COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE    MIN NET
----------------------------------------------------------------------------------------------------------------------
Cash Out Refi                          40   $ 8,289,397.98    37.97%  $207,234.95   6.536%    6.236%  0.300%    5.325%
Rate/Term Refi                         37     7,599,928.81    34.81    205,403.48   6.460     6.160   0.300     5.325
Purchase                               29     5,943,594.76    27.22    204,951.54   6.609     6.309   0.300     5.700
----------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Loan Purpose                        MAX NWAC   LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
----------------------------------------------------------------------------------------------
Cash Out Refi                         7.200%  64.98%  66.41%    360   360     0   32.32%   718
Rate/Term Refi                        7.075   68.66   75.13     360   360     0   32.71    712
Purchase                              7.075   75.15   80.44     360   360     0   31.37    724
----------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Document Type                       COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
NIV                                    86   $16,969,407.03    77.72%  $197,318.69   6.570%    6.270%  0.300%    5.325%
Full                                   20     4,863,514.52    22.28    243,175.73   6.386     6.086   0.300     5.700
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Document Type                       MAX NWAC     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
-----------------------------------------------------------------------------------------------
NIV                                    7.200%  66.92%  70.82%    360   360     0   31.73%   719
Full                                   6.575   76.39   81.81     360   359     1   33.82    714
-----------------------------------------------------------------------------------------------
Total:                                 7.200%  69.03%  73.27%    360   360     0   32.20%   718
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Property Type                       COUNT              UPB        %       AVG UPB      WAC  NET WAC    SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
Single Family Detached                 76   $15,901,150.40    72.83%  $209,225.66   6.527%    6.227%  0.300%    5.325%
PUD (Detached)                         17     3,676,925.34    16.84    216,289.73   6.481     6.181   0.300     5.450
Low-rise Condo                          7     1,098,171.13     5.03    156,881.59   6.489     6.189   0.300     5.825
2-Family                                3       810,000.00     3.71    270,000.00   6.509     6.209   0.300     5.950
Mfctrd Housing                          2       246,200.00     1.13    123,100.00   7.375     7.075   0.300     7.075
PUD (Attached)                          1       100,474.68     0.46    100,474.68   7.125     6.825   0.300     6.825
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Property Type                       MAX NET     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
----------------------------------------------------------------------------------------------
Single Family Detached                7.075%  67.53%  71.75%    360   360     0   31.67%   719
PUD (Detached)                        7.200   69.73   75.25     360   360     0   33.73    710
Low-rise Condo                        6.950   78.94   82.61     360   360     0   38.19    734
2-Family                              6.575   78.33   78.33     360   360     0   26.89    705
Mfctrd Housing                        7.075   76.14   80.49     360   360     0   32.39    695
PUD (Attached)                        6.825   80.00   80.00     360   356     4   37.30    723
----------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Occupancy                           COUNT              UPB        %       AVG UPB     WAC    NET WAC   SFEE   MIN NET
---------------------------------------------------------------------------------------------------------------------
Primary                               105   $21,680,171.55    99.30%  $206,477.82   6.523%    6.223%  0.300%    5.325%
Secondary                               1       152,750.00     0.70    152,750.00   7.375     7.075   0.300     7.075
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%    5.325%
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Occupancy                           MAX NWAC     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
-----------------------------------------------------------------------------------------------
Primary                                7.200%  69.06%  73.33%    360   360     0   32.12%   718
Secondary                              7.075   64.18   64.18     360   360     0   43.00    642
-----------------------------------------------------------------------------------------------
Total:                                 7.200%  69.03%  73.27%    360   360     0   32.20%   718
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Lien Position                       COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
First Lien                            106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Lien Position                       MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
First Lien                            7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                               CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                  COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
60                                      7   $   832,471.55     3.81%  118,925.   6.887%    6.587%  0.300%    5.700%
N                                      99    21,000,450.00    96.19   212,126.   6.515     6.215   0.300     5.325
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
wa TERM: 60.000
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Prepayment Penalty                  MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
60                                    7.200%  75.29%  81.41%    360   356.23     4   36.78%   715
N                                     7.075   68.78   72.94     360   359.84     0   32.02    718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
wa TERM: 60.000
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Balloon Flag                        COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
N                                     106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Balloon Flag                        MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
N                                     7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Mortgage Ins.                       COUNT              UPB        %       AVG UPB     WAC   NET WAC    SFEE   MIN LTV
---------------------------------------------------------------------------------------------------------------------
Curr LTV < 80%                        101   $20,831,497.92    95.41%  $206,252.45   6.531%    6.231%  0.300%   22.950%
PMI Mortgage Insurance                  2       464,500.00     2.13    232,250.00   6.422     6.122   0.300    84.140
Radian                                  3       536,923.63     2.46    178,974.54   6.554     6.254   0.300    89.990
---------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  $205,970.96   6.529%    6.229%  0.300%   22.950%
---------------------------------------------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Mortgage Ins.                       MAX LTV     LTV    CLTV   OTERM   WAM   AGE     DTI   FICO
----------------------------------------------------------------------------------------------
Curr LTV < 80%                       80.000%  68.01%  72.45%    360   360     0   31.75%   718
PMI Mortgage Insurance               90.000   86.92   86.92     360   360     0   39.54    765
Radian                               95.000   93.11   93.11     360   358     2   43.14    667
----------------------------------------------------------------------------------------------
Total:                               95.000%  69.03%  73.27%    360   360     0   32.20%   718
----------------------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Paid Thru Date                      COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
2002-12-01                            106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Paid Thru Date                      MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
2002-12-01                            7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Cutoff Date                         COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
2002-12-01                            106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Cutoff Date                         MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
2002-12-01                            7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Originator                          COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
Greenpoint Mortgage Funding            29   $ 5,175,121.55    23.70%  178,452.   6.547%    6.247%  0.300%    5.325%
Greenpoint Mtg.                        77    16,657,800.00    76.30   216,335.   6.524     6.224   0.300     5.325
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Originator                          MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
Greenpoint Mortgage Funding           7.200%  65.85%  70.84%    360   359.14     1   33.67%   722
Greenpoint Mtg.                       7.075   70.02   74.02     360   359.87     0   31.74    716
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================

                        Collateral Stratification Report
                              CONFORMING 30YR-FNMA
     (blank DEL_CODE) ; blank DEAL_NAME; FNMA in 'Y'; ALT_DEAL ss 'JUMBO30';
                                SERVICER in 'WS'
================================================================================

------------------------------------------------------------------------------------------------------------------
Servicers                           COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
WS                                    106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Servicers                           MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
WS                                    7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Deal Name                           COUNT              UPB        %    AVG UPB     WAC   NET WAC    SFEE   MIN NET
------------------------------------------------------------------------------------------------------------------
                                      106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------
Total:                                106   $21,832,921.55   100.00%  205,971.   6.529%    6.229%  0.300%    5.325%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Deal Name                           MAX NET     LTV    CLTV   OTERM      WAM   AGE     DTI   FICO
-------------------------------------------------------------------------------------------------
                                      7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------
Total:                                7.200%  69.03%  73.27%    360   359.70     0   32.20%   718
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================


                                                                     Page 9 of 9